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                                                                  EXHIBIT 10.9.1

                          AMENDMENT TO LETTER AGREEMENT

     This Amendment (the "Amendment") is entered into by and between Oregon Trail Ethanol Coalition, L.L.C. (the "Client") and Byrne & Company Limited (the "Firm") and supplements and modifies the Letter Agreement entered into between the parties on August 14, 2002 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. For the purposes of this Amendment, to the extent any of the provisions of this Amendment are inconsistent with the terms and conditions of the Agreement, the terms and conditions of this Amendment will prevail. In all other respects, the terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to this Amendment and the parties hereto. For good and valuable consideration, the parties hereby agree as follows:

     The Firm agrees that in no event shall it, its principal Thomas Byrne, or any third party (whether a representative, consultant, advisor or otherwise) acting on its behalf engage in any conduct which constitutes the effecting of a transaction in securities of the Client. In furtherance of this agreement, the Firm expressly represents, warrants and covenants not to engage in any of the following conduct:

     a. Taking part in any negotiations between the Client and a potential investor in the Client or such potential investor's representative;

     b. Receiving or handling any potential investor's subscription agreement or any funds used by a potential investor in the Client in purchasing the securities of the Client;

     c. Maintaining any discretion with respect to the Client's acceptance or rejection of a potential investor's subscription to purchase the securities of the Client;

     d. Advertising, whether written or verbal, solicitations for an investment in the Client's membership units;

     e. Directly or indirectly initiating communications, including telephone, written and e-mail, to potential investors soliciting the purchase of Client's membership units.


     The signatures of the parties below shall evidence such parties agreement to the provisions set forth in this Amendment.


OREGON TRAIL ETHANOL COALITION, L.L.C.       BYRNE & COMPANY LIMITED


By:    /s/ Mark Jagels                       By:       /s/   Thomas Byrne
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Title: Chairman of the Board and President   Title: President
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